Clear Course for Profitable Growth Investor Presentation November 7, 2024

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this presentation include the Company's expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2024, and its three-year financial targets for 2025 through 2027. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP income (loss) before income taxes, the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Non-GAAP Financial Measures Management uses certain non-GAAP financial measures in this presentation, most specifically Adjusted EBITDA, Adjusted Gross Margin, Adjusted Net Income and Free Cash Flow, as a supplement to GAAP financial measures to further evaluate the company’s operating performance period over period, analyze the underlying business trends, assess performance relative to competitors and establish operational objectives.  Management believes it is important to provide investors with the same non-GAAP metrics it uses to evaluate the performance and underlying trends of the company’s business operations to facilitate comparisons to its historical operating results and evaluate the effectiveness of its operating strategies. Disclosure of these non-GAAP financial measures also facilitates comparisons of the company’s underlying operating performance with other companies in the industry that also supplement their GAAP results with non-GAAP financial measures. Full-year guidance is based on the current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year or contemplate any potential impact to elective procedures as a result of IV fluid shortages or other hurricane-related effects. These non-GAAP financial measures should not be considered in isolation from, or as replacements for, the most directly comparable GAAP financial measures, as these measures are not prepared in accordance with U.S. GAAP. Reconciliations between GAAP and non‐GAAP results are included at the end of this presentation and represent the most comparable GAAP measure(s) to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com. Amounts may not add due to rounding.

Key Themes Disciplined, Profitable Growth to Maximize Value Creation Building on a strong foundation as a leading global med tech company with a comprehensive portfolio of innovative spinal hardware, bone growth therapies, biologics, specialized orthopedic solutions, and an advanced surgical navigation system (7D FLASH) Driving meaningful and sustainable, above-market growth with broad, differentiated technologies, extensive commercial reach, and improving financial strength Delivering significant value to our shareholders, surgeons, and employees and setting new standards of innovation through our products and extensive solutions Executing a clear strategy for profitable growth led by a world-class management team Unveiling new 2027 financial targets to build on positive momentum, increase transparency, and maximize value creation 05 03 04 02 01

Our third quarter net sales results were driven by focused execution of our key growth priorities, and we also delivered strong adjusted EBITDA margin expansion and positive free cash flow, all of which we believe keeps us on a clear course to achieve our 2024 and long-term financial targets. We are well-positioned to accelerate our positive momentum and deliver on our commitment to drive disciplined, profitable growth and innovation while increasing long-term shareholder value. “ Massimo Calafiore President & Chief Executive Officer ” 5 $19.2M Non-GAAP Adjusted EBITDA2 $5.7M YoY increase and ~250 bps expansion $5.9M Free Cash Flow2 Significant improvement in cash usage compared to previous quarters 18% U.S. Spine Fixation3 YoY Net Sales Growth Driven by distribution expansion and penetration in existing accounts 9% Bone Growth Therapies YoY Net Sales Growth 13% Growth in BGT Fracture  71.3% Non-GAAP Adjusted Gross Margin2 Compared to 71.0% for Q3 2023  $196.6M Net Sales 7% Growth YoY as reported and constant currency1 15% U.S. Orthopedics YoY Net Sales Growth U.S. Orthopedics delivered a record quarter, benefiting from strong execution 1 Constant Currency is calculated by applying foreign currency rates applicable to the comparable, prior-year period to present the current period net sales at comparable rates. Constant currency can be presented for numerous GAAP measures, but is commonly used by management to analyze net sales excluding the impact of changes in foreign currency rates. 2 The reasons for and nature of non-GAAP disclosures by the Company, descriptions of the adjustments used to calculate those non-GAAP financial measures, and reconciliations of those non-GAAP financial measures to the most comparable GAAP financial measure, are provided in the Company’s press release issued and Current Report on Form 8-K filed on November 7, 2024. 3 Spine fixation is comprised of the Company's Spinal Implants product category, excluding motion preservation product offerings. Q3 2024 Financial Highlights

6 Strong Q3 driven by above-market growth where our performance once again was led by strength in our U.S. markets 01 Solid operational execution – On track to reach profitability objectives, including positive free cash flow for 2H 2024, much earlier than originally anticipated 02 Achieved $5.9M in free cash flow – Significant improvement in cash usage compared to previous quarters 03 Company entered into record number of 7D FLASH™ Navigation System earnout agreements and matched record for highest number of 7D placements in any quarter to date 04 New three-year financial targets building on positive momentum – Compelling combination of profitable, above-market growth with a stronger financial profile 05 Q3 2024 Key Messages

Commitment to Disciplined, Profitable Growth to Deliver Life-Changing Solutions and Maximize Value Creation The New Orthofix

Building on a Strong Foundation – Transformation Focused on Accelerating Excellence At an Inflection Point in Our Journey Focused on Strategic, Operational, and Financial Discipline RECENT ACCOMPLISHMENTS AND TRANSFORMATIVE ACTIONS Building on clear competitive advantages Delivering consistent execution – on track to reach profitability objectives, including positive free cash flow (FCF) for 2H24 Supporting profitable growth with disciplined capital deployment Continuing on track with SeaSpine integration and capturing synergies Driving a culture of execution and accountability through new, world-class management team CONTINUED LEADERSHIP FOCUS AREAS – MULTIPLE LEVERS FOR PROFITABLE GROWTH Innovation Focus Continued development of differentiated products to meet diverse surgeon preferences Commercial Strategy Enhancement Deeper market penetration through comprehensive portfolio offerings Technology Leadership Harnessing advanced systems for improved surgical outcomes and efficiency Growth Sustainability Emphasis on high-quality revenue streams and operational excellence Cash Flow Management Strategic financial planning to sustain positive FCF

Reinvigorated and Aligned Around Our New Vision and Mission Vision The unrivaled partner in med tech, delivering exceptional experiences and life-changing solutions Mission We provide medical technologies that heal musculoskeletal pathologies. We enable our teams through opportunities for growth, ownership of responsibilities, and empowerment to execute. We do this for patients and the healthcare professionals who treat them. We collaborate with world-class surgeons and other partners to bring to market highly innovative, cost-effective, and user-friendly medical technologies through excellent customer service. We do this to improve people’s quality of life, and in doing so, create exceptional value for our customers, employees and stockholders.

Orthofix Today

Key Stats

Founded	1980
Employees	1,600+
NASDAQ	OFIX

~$647M
Market-Cap[1]

~$63.1M
TTM Adjusted EBITDA[2]

~71.3%
TTM Adjusted Gross Margin[2]

~$32.5M
Cash, Cash Equivalents, and Restricted Cash[2]

TTM Net Sales[2] by Business

- Bone Growth Therapies
- Spinal Implants, Biologics, and Enabling Technologies
- Orthopedics



15%
29%
~$784M
56%

Global Presence

TTM Net Sales[2] by Geography

- Office
- Manufacturing / Distribution
- 3rd-Party Logistics



HQ
Lewisville, TX
~84%
U.S.
~16%
Int'l

Unrivaled Partner in Med Tech Delivering Exceptional Experiences and Life-Changing Solutions

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Note: TTM = Trailing 12 Months. [1] 11/1/2024. [2] As of September 30, 2024.

ORTHOFIX

Comprehensive Portfolio of Transformative Solutions Improved Clinical Efficiencies and Economic Value with 7D Enabling Technology Established Distribution Channels and Extensive Global Commercial Reach Large Addressable Markets with High- Growth Opportunities Across Continuum of Care World-Class, Visionary Leadership Team with Deep Sector Expertise Expanding and Deepening Customer Relationships 11 Capitalizing on Clear Competitive Advantages

Addressable Markets ~$15B within Full Continuum of Care

	Total Addressable Market	2025 – 2027 Expected Market Growth Rate
Spinal Implants	~$10.1B	~3% – 4%
Bone Growth Therapies	~$0.6B	~2% – 3%
Biologics	~$2.1B	~2% – 3%
Orthopedics	~$1.7B	~5% – 6%
Enabling Technologies	~$0.4B	~10% – 12%

Well-Positioned for Favorable Macro Trends



Aging Population
Digital Healthcare
Evolving Standards of Care
AI and Machine Learning
Enabling Technology Advancement

Significant Runway Ahead for Further Above-Market Growth

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ORTHOFIX

Spinal Implants
Executing Innovation and Taking Share

- Comprehensive, best-in-class spinal implants designed to work in concert with 7D Navigation and biologics to support improved clinical outcomes
- Focus on deformity correction and experts in cervical fixation and material science

Select Product Examples


Shoreline™ ACS


NorthStar™ OCT

Cervical


Mariner™ Deformity


Phoenix™ MIS


Wayfinder™

Thoracolumbar Fixation


WaveForm™
(3D Printed)


Reef™
(IBDs)


Explorer™
(Expandable)


Meridian™

Interbody

Market Overview


~$10.1B
TAM[1]

Thoracolumbar Fixation
- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

Interbody
- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

Cervical
- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

OFIX Growth Drivers
- Sales channel optimization for growth, cross-selling, and OPEX leverage
- Pull through from lateral, cervical, and 7D earnouts
- Best-in-class implants to improve patient outcomes

Supporting Clinicians and Patients through Continuous Innovation of Procedure Solutions

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[1] U.S. Total Addressable Market. Sources: iData Research Inc.; U.S. Market Report for Spinal Implants and VCF; SmartTrak US Spine Market Report; Internal OFIX estimates

ORTHOFIX

Bone Growth Therapies

Maximizing #1 Market Position

- Safe, effective, non-surgical alternative to aid in bone healing of fracture management and high-risk spine fusions
- Most comprehensive portfolio of bone growth stimulation devices
- Most indications on the market to aid in bone healing solutions

#1 prescribed bone growth stimulator

First to offer free recycling for patients to properly dispose their devices

PEMF technology approved since 1986

1,100,000+

Prescribed devices

Select Product Examples



PhysioStim™



AccelStim™



CervicalStim™



SpinalStim™

Complex Foot & Ankle Reconstruction and Fracture Management (PhysioStim™, AccelStim™)

Spine Fusion Therapy (CervicalStim™, SpinalStim™)

Market Overview


~$0.6B
TAM[1]

Spine
- #1 Position
- ~2% – 3% market growth rate (2025 – 2027)

Fracture
- #2 Position
- ~2% – 3% market growth rate (2025 – 2027)

OFIX Growth Drivers

- Procedural selling focused on cross-selling with orthopedics and spine
- New market channels with established sales representatives
- AccelStim growth to penetrate Fracture market

Growing Above Market through Innovation and Expansion

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Note: PEMF = Pulsed Electromagnetic Field. [1] U.S. Total Addressable Market.

ORTHOFIX®

Biologics

Growing from a Position of Strength

- Full spectrum of biologic solutions to enhance fusion process and promote bone repair and growth
- Provide industry leading, best-in-class products in each of the major bone grafting categories

Select Product Examples



OsteoStrand™ Plus



OsteoSurge™ 300

Demineralized Bone Matrix



Trinity Elite™

Cellular Allograft



OsteoCove™

Synthetic



OsteoBallast™

Procedure-Specific

Market Overview


~$2.1B
TAM[1]

Demineralized Bone Matrix
- #2 Position
- ~2% – 3% market growth rate (2025 – 2027)

Cellular Allograft
- #2 Position
- ~2% – 3% market growth rate (2025 – 2027)

Synthetic
- Significant share capture opportunity
- ~2% – 3% market growth rate (2025 – 2027)

Growth Factors, Other
- Do not participate

OFIX Growth Drivers

- Opportunities in current portfolio and spine
- Product innovation with clinical research
- Disc regeneration, channel expansion options

Strategically Introducing New Products to Capture Additional Market Share

15

[1] Global Total Addressable Market, including Growth Factors.

ORTHOFIX

Orthopedics

Redefining Limb Reconstruction

- Unique portfolio of limb reconstruction solutions, addressing the most challenging orthopedic conditions in patients of all ages

Select Product Examples



TL-HEX™

Extremity Deformity Correction



G-Beam™

Limb Restoration



Fitbone™

Limb Lengthening



Galaxy Gemini™

Complex Fracture Management



Enabling Technologies - OrthoNext™

Market Overview


~$1.7B
TAM[1]

Extremity Deformity Correction & Limb Restoration
- Significant share capture opportunity
- ~5% – 6% market growth rate (2025 – 2027)

Limb Lengthening
- Significant share capture opportunity
- ~7% – 8% market growth rate (2025 – 2027)

Complex Fracture Management
- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

OFIX Growth Drivers

- Accelerating U.S. growth and expanding position
- Global sales channel optimization through execution and focused distribution
- New product platforms with next-gen digital capabilities

Proven Leader with Room to Grow through Innovation of Hardware and Digital Solutions

[1] Global Total Addressable Market.

16

ORTHOFIX

Enabling Technologies

Empowering Excellence with Real-Time, Integrated Smart Technologies

- FLASH™ Navigation with 7D Technology, world's leading, zero-radiation[1] spine image-guided surgery system
- Allows surgeons to perform **fast, cost-effective, and radiation-free** surgery
- Pacesetting leader for open spine procedures and deformity correction

Product Example


FLASH
NAVIGATION

FLASH™ Navigation with 7D Technology

Significant Focus in Spine



Open and Percutaneous Spine Modules[2]

Market Overview


~$0.4B
TAM3

Spinal Navigation

- Significant share capture opportunity
- ~10% – 12% market growth rate (2025 – 2027)

OFIX Growth Drivers

- 7D deployments through commercial financing structures and product pull through
- Product integration with spinal implant portfolio
- Digital ecosystem expansion (pre-op planning, intra-op navigation, and post-op care)

Capturing Significant Opportunity to Leverage Technology and Expand Share in Spine

[1] Based on a pre-op CT or MRI, no intra-op radiation is required using Open Spine Module, eliminating exposure to surgeons, staff, and patients. Intra-op radiation is required for Percutaneous Module. [2] ~40% of U.S. installed base has cranial module. [3] Global Total Addressable Market.

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Significant Cross-Portfolio Commercial Opportunities

Spine

- Maximize procedural selling opportunity with Biologics, 7D, and BGT

Bone Growth Therapies (BGT)

- Combined portfolio with Biologics to target Trauma surgeons
- Combine with select Orthopedics product lines
- Expanding domestically through legacy SeaSpine distribution and orthopedics
- Expand internationally via Orthopedics Channels

Biologics

- Expand cross-selling with U.S. Orthopedics channels

Orthopedics

- Maximize procedural selling opportunity with Biologics, BGT, and Enabling Technologies

Enabling Technologies (ET)

- Focus on 7D equipment placements to drive recurring implant usage
- Leverage investment and drive synergistic approach across the portfolio

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ORTHOFIX

Uniquely Positioned to Accelerate Our Profitable Growth Engine Looking Forward

Looking Forward – Accelerating Our Profitable Growth Engine Advancing Toward Our Goals for Consistent Above-Market Growth, Improved Profitability, and Positive Free Cash Flow Invest in Differentiated Technologies in Areas Where We Can Win and Lead Innovation Capitalize on Multiple Access Points to Grow Business at Sustained, Above-Market Rates Operate with Discipline for Margin Expansion Improve Financial Strength and Drive Strong, Positive Cash Flow

Invest in Differentiated Technologies Innovation Driving Growth and Strengthening Leading Market Positions Systematic Approach to Driving Innovation Rigorous allocation of resources to high-return opportunities Leverage technologies (7D, Biologics, BGT) and sales channels (Spine, Orthopedics) across complementary product segments Build enabling technology ecosystem using next-gen data, navigation and connected products for pre-, intra-, and post-op solutions Exceptional expertise in intra-op surgical navigation creating accurate, efficient, and uninterrupted surgical workflow Continuum of musculoskeletal care integrated by Enabling Technologies Focal KPIs 1 Regular cadence of meaningful, high-impact new product launches 2 8% - 9% of sales invested in R&D 3 Sustained share capture in U.S. Spine & U.S. Orthopedics

Innovation Spotlight – FLASH™ Navigation with 7D Technology



First and only image guided surgery system featuring 7D's machine-vision technology, allowing you to perform **fast, cost-effective, radiation-free IGS**


FLASH
NAVIGATION

Flexible Selling Models to Meet Unique Needs of Facility

- **Capital Purchase**
- **Lease**
- **Voyager Earnout Program**

"Earnout" through purchase of spine hardware and/or biologics; creating recurring revenue stream and stronger customer relationships

Revolutionizing Spinal Navigation

Created Meaningful Advantages with FLASH™ Navigation with 7D Technology

97.8% reduction in intraoperative radiation during adult degenerative spinal fusions[1*]

61% reduction in intraoperative radiation during complex pediatric deformity spinal fusions[2*]

98.8% accurate with no pedicle breach[1*]

94% faster than intraoperative CT-based systems[3*]

63.6 minutes saved per case[4*]

Technology Differentiates Portfolio While Enabling Service to Full Continuum of Surgical Care

*Not an Orthofix sponsored clinical study. [1] Malham GM, Munday NR. Comparison of novel machine vision spinal image guidance system with existing 3D fluoroscopy-based navigation system: a randomized prospective study. Spine J. 2022 Apr;22(4):561-569. doi: 10.1016/j.spinee.2021.10.002. Epub 2021 Oct 16. PMID: 34666179. [2] Comstock, Christopher P. MD; Wait, Eric MD. Novel Machine Vision Image Guidance System Significantly Reduces Procedural Time and Radiation Exposure Compared With 2-dimensional Fluoroscopy-based Guidance in Pediatric Deformity Surgery. Journal of Pediatric Orthopaedics ():10.1097/BPO.0000000000002377, March 6, 2023. | DOI: 10.1097/ BPO.0000000000002377 [3] Jakubovic R, Guha D, Gupta S, et al. High speed, high density intraoperative 3D optical topographical imaging with efficient registration to MRI and CT for craniospinal surgical navigation. Sci Rep. 2018;8:14894. doi:10.1038/s41598-018-32424-z. [4] Lim KBL, Yeo ISX, Ng SWL, Pan WJ, Lee NKL. The machine-vision image guided surgery system reduces fluoroscopy time, ionizing radiation and intraoperative blood loss in posterior spinal fusion for scoliosis. Eur Spine J. 2023 Jul 10. doi: 10.1007/s00586-023-07848-5. Epub ahead of print. PMID: 37428212.Stewart G. Visible Light Navigation in Spine Surgery: My Experience With My First 150 Cases. Int J Spine Surg. 2022 Oct;16(S2):S28-S36. doi: 10.14444/8274. Epub 2022 Aug 5. PMID: 36456113; PMCID: PMC9808787.

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ORTHOFIX

Capitalize on Multiple Access Points to Grow Business at Sustained, Above-Market Rates Key Benefits Creates New Entry Points and Cross-Sell Opportunities Enables Stickier Surgeon Relationships ✓ ✓ Current Access Points Spine BGT Adding to OFIX Accounts ✓ Spine Hardware 7D Selling into New Spine Accounts ✓ ✓ Adding Spine Hardware ✓ ✓ Adding Biologics ✓ ✓ ✓ Orthopedics Adding BGT ✓ ✓ ✓ Fracture BGT Adding Orthopedics ✓ Future Opportunities Adding 7D ✓ ✓

Patient Case Study – Cross-Portfolio Continuum of Care Background When Olympic Gold Medalist Laura Wilkinson was training for her fourth Olympic Games, her quest was almost derailed by cervical disc degeneration OFIX Unique Solution Laura had successful anterior cervical discectomy and fusion surgery Used Orthofix cervical plate system in combination with Trinity ELITE™ allograft to aid in bone fusion Wore CervicalStim™ Device to stimulate bone growth during recovery Result / Outcomes Successful Orthofix cross-portfolio procedure Greater customer wallet share Stickier surgeon relationships In order to do things no one has ever done, you have to be willing to do things no one else is willing to do. – Laura Wilkinson

On a Faster Path to Profitability with a Stronger Financial Profile Advancing Toward Our New 2027 Financial Goals

Operate with Discipline for Margin Expansion

Our Approach to Operational Excellence

- Building culture of excellence and accountability through implementation of the High Performance Management System (HPMS)
- Early in journey focusing on “Vital Few” initiatives to enhance operational excellence and drive business performance
- Key levers to drive higher margins and profitability across Company include:
  - Rigorous allocation of resources to high-return opportunities
  - Gross margin improvement
  - Process improvements

SPOTLIGHT – SeaSpine Merger

Integrating and Capturing Synergies

Portfolio Benefit + **Commercial Benefit**

Portfolio Benefit

- Significant cross-selling opportunities
- #1 prescribed bone growth simulator portfolio in the U.S.
- Broadest advanced DBM portfolio, market leading cellular allograft, and comprehensive line of synthetics

Commercial Benefit

- Accelerated adoption of differentiated technologies
- Sustainable growth and value creation
- Strengthened U.S. and international sales channels
- Rapid product innovation driving market-share taking

~$50M
Estimated Cost Synergies[1]

Significant
Working Capital & CAPEX Synergies

Strong Infrastructure in Place to Further Scale

[1] Cost synergies of ~$50M expected by 3 years post-close of merger. Captured ~$40M of cost synergies as of Q3 2024.

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ORTHOFIX®

Improving Financial Strength and Driving Strong, Positive Free Cash Flow Strong Execution and Positive Momentum Towards Free Cash Flow Inflection Point Driving Positive Free Cash Flow Expect to be free cash flow positive for the 2nd half of 2024 and for full-year 2025 Drop-through to EBITDA of incremental revenue Working Capital improvements Efficient Working Capital Management Reduction in Inventory Days on Hand (DOH) and Instrument Efficiency Continued improvement in Days Sales Outstanding (DSO)

Improving Financial Strength and Balance Sheet Flexibility Seeks to Further Optimize the Company’s Capital Structure to Support Long-Term, Profitable Growth 1 $65M at borrower’s option from 1/1/25 through 6/30/26; $50M at lender’s discretion through 1/1/29. Entered into New Agreement on 11/7/2024 ~$275M term loan ~$160M funded up front ~$115M available after 1/1/251 Improves Financial Strength Lower interest rate with better terms Extra capacity to bolster the Company’s access to capital Shores up liquidity Outcomes New Term Loan Established, Which Allows for Extra Capacity and Increased Flexibility Ran competitive process to replace existing term loan with goal to secure better terms and strengthen financial flexibility ✓ ✓

Reiterating Full-Year 2024 Guidance1 $795M – $800M Net Sales $64M – $69M Adjusted EBITDA Positive Free Cash Flow for 2H24 1 As of the Company’s Q3 2024 Earnings Call hosted on 11/7/24. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect any confirmation or update of, that guidance by Orthofix leadership as of any date other than 11/7/2024. Net sales range represents 6.6% to 7.2% YoY growth. These expectations are based on the current foreign currency exchange rates and do not take into account any additional potential exchange rate changes that may occur this year or contemplate any potential impact to elective procedures as a result of IV fluid shortages or other hurricane-related effects.

Strategy is Driving Long-Term Profitable Growth – Introducing Our 2027 Financial Goals

New 2027 Financial Targets	**6% – 7%** **Net Sales CAGR** (2025 – 2027)	**Mid-Teens** **Adj. EBITDA** (Full-year 2027)	**Positive** **FCF Generation** (2025 – 2027)
Growth Engine Pillars	Differentiated Technologies Multiple Access Points	Margin Expansion	Strong Cash Flow
Assumptions	• Sustained market demand: weighted average market growth of ~4% – 5% • Includes negative pricing impact of 1% to 2% • No material change in reimbursement or regulatory environment	• ~300 bps of Gross Margin expansion over period • Capture remaining merger synergies • Fixed cost leverage, moderating expense growth	• Driven by continued Adj. EBITDA improvement • Reduction in inventory DOH • Improved instrument utilization

Note: FCF = Free Cash Flow.

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ORTHOFIX

World-Class Leadership Team with Extensive Med Tech Expertise – *Focused on Results*



Massimo Calafiore
President and
Chief Executive Officer

Year Joined: 2024
Years in Industry: 20+



Julie Andrews
Chief Financial Officer

Year Joined: 2024
Years in Industry: 25+



Patrick Fisher
President,
Global Orthopedics

Year Joined: 2024
Years in Industry: 25+



Max Reinhardt
President,
Global Spine

Year Joined: 2024
Years in Industry: 25+



Jason Shallenberger
President,
Bone Growth Therapies

Year Joined: 2005
Years in Industry: 20+



Beau Standish
PhD, PEng
Chief Enabling
Technologies Officer

Year Joined: 2023
Years in Industry: 15+



Aviva McPherron
President, Global
Operations & Quality

Year Joined: 2024
Years in Industry: 10+



Lucas Vitale
Chief People & Business
Operations Officer

Year Joined: 2024
Years in Industry: 20+



Andrés Cedrón
Chief Legal Officer

Year Joined: 2024
Years in Industry: 10+



Julie Dewey
Chief Investor Relations &
Communications Officer

Year Joined: 2024
Years in Industry: 25+



Jill Mason
Chief Compliance &
Risk Officer

Year Joined: 2015
Years in Industry: 15+

Combining Deep Institutional Knowledge with Fresh Perspectives and Proven Approaches

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Investment Summary – Why Invest in Orthofix? 01 Strong fundamentals with profitable growth opportunity and compelling value proposition across diverse portfolio 02 More focused commercial strategy with robust innovation pipeline complemented by successful cross-selling 03 New leadership team well-positioned to implement strategic vision and achieve sustainable, profitable growth across portfolio 04 Improved operational execution; on track to reach profitability objectives, including positive free cash flow for second half of 2024, much earlier than originally anticipated 05 New 2027 financial targets reflect confidence in sustainable growth trends and commercial strategy and execution

Financial and Non-GAAP Reconciliation Tables Appendix

Net Sales by Major Product Category by Reporting Segment     Three Months Ended September 30,   (Unaudited, U.S. Dollars, in millions)   2024     2023     Change     Constant Currency Change   Bone Growth Therapies   $ 57.9     $ 53.4       8.6%     8.6 % Spinal Implants, Biologics and Enabling Technologies     108.2       101.0       7.1%     7.1 % Global Spine     166.1       154.4       7.6%     7.6 % Global Orthopedics     30.5       29.7       2.9%     2.5 % Net sales   $ 196.6     $ 184.0       6.8%     6.8%

Condensed Consolidated Balance Sheets

Condensed Consolidated Statements of Operations

Adjusted Gross Profit and Adjusted Gross Margin

(Unaudited, U.S. Dollars, in thousands)	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Gross profit	$ 135,053	$ 119,763	$ 397,044	$ 349,643
Share-based compensation expense	557	463	1,591	1,416
SeaSpine merger-related costs	1,161	2,161	5,579	6,647
Strategic investments	32	55	160	264
Acquisition-related fair value adjustments	3,047	7,922	9,141	29,007
Amortization/depreciation of acquired long-lived assets	313	280	840	824
Medical device regulation	—	6	—	676
Adjusted gross profit	**$ 140,163**	**$ 130,650**	**$ 414,355**	**$ 388,477**
Adjusted gross margin	71.3%	71.0%	71.0%	71.1%

Adjusted EBITDA

(Unaudited, U.S. Dollars, in thousands)	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Net loss	$ (27,388)	$ (28,857)	$ (96,851)	$ (129,221)
Income tax expense (benefit)	751	472	2,686	2,591
Interest expense, net	5,210	1,576	14,711	4,131
Depreciation and amortization	15,173	13,097	44,067	39,094
Share-based compensation expense	6,531	6,274	25,290	32,540
Foreign exchange impact	(1,176)	1,909	1,263	1,057
SeaSpine merger-related costs	2,616	5,416	12,992	34,362
Strategic investments	39	484	470	1,454
Acquisition-related fair value adjustments	5,017	7,122	15,351	26,907
Interest and loss on investments	3,567	429	5,120	429
Litigation and investigation costs	8,335	3,851	10,318	5,611
Succession charges	505	(92)	8,061	170
Medical device regulation	—	1,840	—	7,519
Adjusted EBITDA	**$ 19,180**	**$ 13,521**	**$ 43,478**	**$ 26,644**
Adjusted EBITDA as a percentage of net sales	*9.8%*	*7.3%*	*7.4%*	*4.9%*

37
)FIX®

Adjusted Net Income     Three Months Ended September 30,     Nine Months Ended September 30,   (Unaudited, U.S. Dollars, in thousands)   2024     2023     2024     2023   Net loss   $ (27,388)   $ (28,857)   $ (96,851)   $ (129,221) Share-based compensation expense     6,531       6,274       25,290       32,540   Foreign exchange impact     (1,176)     1,909       1,263       1,057   SeaSpine merger-related costs     2,619       5,247       13,434       35,600   Strategic investments     69       525       566       1,631   Acquisition-related fair value adjustments     5,017       7,122       15,351       26,907   Amortization/depreciation of acquired long-lived assets     5,046       5,026       14,486       14,970   Litigation and investigation costs     8,335       3,851       10,318       5,611   Succession charges     505       (94)     8,061       168   Medical device regulation     —       1,842       —       7,531   Interest and loss on investments     3,567       399       5,071       339   Long-term income tax rate adjustment     (335)     (569)     2,777       2,669   Adjusted net income (loss)   $ 2,790     $ 2,675     $ (234)   $ (198)

Cash Flow and Free Cash Flow

For additional information, please contact: Julie Dewey, IRC Chief IR & Communications Officer juliedewey@orthofix.com 209-613-6945 www.Orthofix.com NASDAQ: OFIX